Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Tom Ryan Investor Relations Advisor ph: 203.682.8200 fax: 203.682.8201	Mark L. Yoseloff, Ph.D., Chairman and CEO Richard Baldwin, Senior Vice President and CFO ph: 702.897.7150 fax: 702.270.5161

SHUFFLE MASTER, INC. AND MELCO

ANNOUNCE GAMING TECHNOLOGY ALLIANCE

LAS VEGAS .. . . Monday, April 10, 2006 . . . Shuffle Master, Inc. (NASDAQ National Market: SHFL) and Melco International Development Limited (HKSE: 200 HK) today announced a gaming technology alliance, for a term of twenty years, to develop localized gaming technologies for legalized gaming jurisdictions in Asia. This alliance includes an exclusive distributorship of the existing gaming products of both Shuffle Master and its Australian-based Stargames Limited, co-development of an R&D center and a world-class manufacturing base.

In terms of product distribution, Melco’s technology arm, Elixir, will distribute the Shuffle Master Group’s complete Utility and Entertainment product lines (through an agreement with Shuffle Master’s Australian-based subsidiary Stargames) exclusively in Asian countries, including Cambodia, Korea, Laos, Malaysia, Mongolia, Myanmar, Nepal, Philippines, Taiwan, Vietnam and Macau. The distributorship also covers Asian based cruise ships and any jurisdiction in Asia, such as Thailand and Japan, in which gaming will be legalized in the future. Under agreed distribution transition arrangements, Shuffle Master’s and Stargames’ existing product distributors in Asia may remain in place in some of these areas for up to one year after which Elixir will determine distribution arrangements in these markets.

Elixir has commenced establishment of a gaming research and development centre in Macau to focus on developing gaming machine contents and other gaming technologies specifically for the Asian markets. Shuffle Master intends, subject to any required regulatory approvals, to enter into a separate agreement with Elixir to co-fund the research and development centre. New gaming machines will have a joint branding of Elixir and Stargames.

The parties also intend to enter into a separate manufacturing agreement, subject to any required regulatory approvals, whereby Elixir will manufacture the co-branded gaming machines for the Asia region, and assist Stargames with the supply of machines throughout the world, from a first-class manufacturing plant to be built in mainland China. In addition, Elixir and Shuffle Master have agreed to jointly explore all new regional gaming technology initiatives.

The agreement will see Elixir emerge as the best positioned gaming technology supplier throughout Asia, with exclusive representation of Shuffle Master and Stargames’ complete product set, proprietary Asian customer focused game content developed through its research and development centre, a local manufacturing capability and a significant Asian based sales and services capacity.

“We are pleased that with our Stargames subsidiary we have the opportunity to enter into this far reaching agreement with Melco,” stated Mark L. Yoseloff, Ph.D., Shuffle Master Chairman and Chief Executive Officer. “The rapidly expanding Asian gaming market represents a key opportunity for our company, and this alliance not only provides us with a stronger distribution network in Asia but also paves the way for the cooperative development of future technologies that will shape the future of gaming in Asia. We look forward to a mutually beneficial relationship that will solidify our position as a premier gaming technologies provider.”

Mr. Lawrence Ho, Chairman and CEO of Melco, said, “ The alliance with Shuffle Master and Stargames significantly enhances Elixir’s positioning in gaming technology in Asia and this significant alliance will prove complementary to our primary focus of developing casino resorts throughout Asia.”

“We are pleased to have Shuffle Master and Stargames as our gaming technology partners. Both Melco and Shuffle Master share the vision of market leadership in the Asian markets through dedicated development of gaming technologies. Shuffle Master has a market leadership position in gaming utility products and Stargames’ multi-terminal gaming machines have been particularly well received in Macau. We are confident that Elixir, together with Shuffle Master and Stargames, will emerge as the largest gaming technology provider in Asia.”

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About Shuffle Master, Inc.

Shuffle Master, Inc. is a gaming supply company specializing in providing its casino customers Utility Products, including automatic card shufflers, roulette chip sorters and intelligent table system modules, to improve their profitability, productivity and security, and Entertainment Products, including live proprietary table games, electronic multi-player table game platforms, live table game tournaments and wireless gaming solutions to expand their gaming entertainment content. The Company is included in the S&P Smallcap 600 Index. Information about the Company and its products can be found on the Internet at www.shufflemaster.com.

About Melco International Development Limited

Melco International Development Limited is an actively managed conglomerate with 3 main lines of business, spearheaded by Leisure, Gaming & Entertainment. The Group’s main gaming activities are conducted via an exclusive joint venture with one of Australia’s largest conglomerates and gaming groups – Publishing & Broadcasting Ltd, “PBL”. The Melco/PBL joint venture’s three main gaming assets are, namely, Crown Macau, The City of Dreams and Mocha. “Crown Macau” is the first 6-star casino-hotel in Macau and is targeted at high rollers. The “City of Dreams” is a world-class integrated entertainment resort, to be built on 27 acres of land in Cotai, featuring an underwater casino. It comprises 3 hotels offering a total of 2,000 hotel rooms in addition to time-sharing serviced apartments, iconic theatres for permanent shows, retail and restaurant outlets, and nightclubs. The Mocha Slot Lounges, on the other hand, presents slot machine parlors in a unique café setting. They have been highly successful and dominate the grind market in Macau.

In Hong Kong, Melco carries on the tradition of operating the world famous floating landmark – Jumbo Kingdom. The Group has two other supporting businesses in the Technology and Investment Banking areas.

The Group’s technology business is represented by Elixir Group (Macau), a leading gaming IT infrastructure and system integration specialist, and iAsia – the software developer that is also a leading provider of comprehensive financial trading systems in Asia.

The investment banking and financial services business is conducted via the Group’s Hong Kong listed subsidiary - Value Convergence Holdings Ltd. Melco has grown substantially in recent years and has opened offices in Hong Kong, Macau, Beijing, Shanghai, Shenzhen and Manila, employing a total of over 800 staff.

About Elixir (Macau) Limited

Based in Macau, Elixir (a technology unit of Melco Group) has established itself as a premier gaming IT infrastructure specialist offering a full range of system integration and network services. During the year, leveraging the Group’s extensive network in Macau gaming market, Elixir managed to secure several lucrative agreements in the provision of gaming IT infrastructure for casino operators in Macau. Elixir will remain as one of the largest IT solution providers delivering world-class gaming network solution and services to the market.

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This release contains forward-looking statements that are based on management’s current beliefs and expectations about future events, as well as on assumptions made by and information available to management. The Company considers such statements to be made under the safe harbor created by the federal securities laws to which it is subject, and assumes no obligation to update or supplement such statements. Forward-looking statements reflect and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Factors that could cause actual results to differ materially from expectations include, but are not limited to, the following: changes in the level of consumer or commercial acceptance of the Company’s existing products and new products as introduced; advances by competitors; acceleration and/or deceleration of various product development, promotion and distribution schedules; product performance issues; higher than expected manufacturing, service, selling, administrative, product development, promotion and/or distribution costs; changes in the Company’s business systems or in technologies affecting the Company’s products or operations; reliance on strategic relationships with distributors and technology and manufacturing vendors; results from current and/or future litigation or claims; tax matters, including changes in tax legislation or assessments by taxing authorities; acquisitions or divestitures by the Company or its competitors of various product lines or businesses and, in particular, integration of businesses that the Company may acquire; changes to the Company’s intellectual property portfolio, such as the issuance of new patents, new intellectual property licenses, loss of licenses, claims of infringement or invalidity of patents; regulatory and jurisdictional issues (e.g., technical requirements and changes, delays in obtaining necessary approvals, or changes in a jurisdiction’s regulatory scheme or approach, etc.) involving the Company and its products specifically or the gaming industry in general; general and casino industry economic conditions; the financial health of the Company’s casino and distributor customers, suppliers and distributors, both nationally and internationally; the Company’s ability to meet its debt service obligations, including the Notes, and to refinance its indebtedness, which will depend on its future performance and other conditions or events and will be subject to many factors that are beyond the Company’s control; and various risks related to the Company’s customers’ operations in countries outside the United States, including currency fluctuation risks, which could increase the volatility of the Company’s results from such operations. Additional information on these and other risk factors that could potentially affect the Company’s financial results may be found in documents filed by the Company with the Securities and Exchange Commission, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual report on Form 10-K.

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